H6 Events after the reporting period	12 Months Ended
Dec. 31, 2019
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
H6 Events after the reporting period

H6	Events after the reporting period

US Securities class action

On January 11, 2020, the United States District Court for the Southern District of New York granted Ericsson’s motion to dismiss the putative class action filed in 2018 against Telefonaktiebolaget LM Ericsson, the present President and CEO and the Chief Financial Officer of Ericsson as well as three former executives. At the same time the court granted plaintiffs leave to file a third amended complaint within thirty days. The plaintiffs did not file an amended complaint by the court-ordered deadline.

Sol IP Settlement

Ericsson has after the year-end 2019 resolved the previously communicated litigation with Sol IP, concerning alleged infringement of 20 patents declared to the LTE standard. The patents originated from Electronics and Telecommunications Research Institute (ETRI), a Korean government-funded research institution. The settlement resolves the litigation with Sol IP and involves a patent license agreement between Ericsson, Sol IP and ETRI. The settlement will have a negative impact for 2020 of approximately USD 13 million on operating income within Segment Networks of which USD 10 million will be recorded in Q1 2020 and the balance spread equally over the remaining quarters. This quarterly license fee amortization will continue in subsequent periods. The exact terms of the agreement are confidential.

For more information, see note D2, “Contingent liabilities.”

Ericsson to acquire Genaker to strengthen Mission Critical Push-to-talk offering

On March 12, 2020, Ericsson announced that it had signed an

agreement to acquire 100 percent of the shares in Genaker, a provider of Mission Critical Push-to-talk (MC-PTT) solutions. The acquisition strengthens Ericsson’s MC-PTT offering as the mission critical communications and private network market is going through a significant technology shift. Genaker, located in Barcelona, Spain, was founded in 2004 and employs around 30 people, all of whom will transfer to Ericsson as part of the acquisition.

Pandemics, such as for example the one caused by the Coronavirus, COVID-19, could severely impact our local and global operations

Pandemics, such as for example the one caused by the Coronavirus, could severely impact our local and global operations related to e.g. Service Delivery, Research & Development, Sales and Supply, as well as our customers and suppliers, with significant financial and other consequences. As an example, the Coronavirus has caused disturbance to our operations in China where Ericsson has offices and manufacturing sites. It is starting to cause similar disruptions to Ericsson’s operations and those of its customers and suppliers in other countries and to negatively impact the global economy. The effects of those disruptions may have material adverse effects on our business and financial position.